UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2007

WESCORP ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30095	33-0921967
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Suite 770, 435 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 3A8
(Address of principal executive offices)                                      (Zip Code)

Registrant's telephone number, including area code (403) 206-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01        Regulation FD Disclosure.

On October 18, 2007, Wescorp Energy Inc. (the “Company”) issued a press release entitled “Wescorp Energy Announces Heavy Oil Upgrading Unit Moved in Preparation for Testing”, relating to the Company’s prototype of the VISCOSITOR which arrived at a government operated research and testing facility in Saskatchewan, Canada in preparation for commissioning and testing. The VISCOSITOR uses patented technology to upgrade heavy oil at a rate of between 20 and 50 barrels per day, thus enhancing the value of the oil and reducing transportation, processing and refining costs.

A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01        Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Document

99.1	Press Release dated October 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCORP ENERGY INC.

October 18, 2007	By: /s/ Douglas Biles
Douglas Biles
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Document

99.1	Press Release dated October 18, 2007.